Exhibit 10.8

DocuSign Envelope ID: 49EACEF4-5F55-45DF-B3B3-EFD2DF278F71

KAPITUS

FORWARD PURCHASE AGREEMENT (FIXED ACH DELIVERY)

This Forward Purchase Agreement ("the Purchase Agreement") dated May 13 2022 is entered into between Kapitus LLC ("Purchaser") and each of the merchant(s) listed below (the "Seller" or "Merchant"). Seller agrees to sell, assign, and transfer and Purchaser agrees to purchase and receive Seller's accounts, receipts, contract rights, and other rights to payment arising from or relating to the payment to Seller through cash, checks, electronic transfers, ACH transfers, credit cards, charge cards, debit cards, prepaid cards, mobile payments (including Apple Pay™ and other ACH payments) and other similar payment methods that may accrue to Seller in the ordinary course of Seller's Business ("Receipts").

SELLER:

SELLER'S LEGAL NAME: PHARMACOLOGY UNIVERSITY FW, LLC/ HENRY LEVINSKI/ DANTE PICAZO

TRADE NAME: PHARMACOLOGY UNIVERSITY

TYPE OF ENTITY: CORPORATION

PHYSICAL ADDRESS: 5665 ARAPAHO RD APT 1923 CITY: DALLAS STATE: TX ZIP: 75248-3496

MAILING ADDRESS: 6201 BONHOMME RD STE 466S CITY: HOUSTON STATE: TX ZIP: 77036-4476

TELEPHONE: (817) 528-2475 EMAIL ADDRESS: HLEVINSKI@PHARMACOLOGYUNIVERSITY.COM

SALE CONFIRMATION (CID 7010281)

1.	Purchaser:	**Kapitus LLC, 2500 Wilson Boulevard Suite 350, Arlington, VA 22201**
2.	Servicer:	**Kapitus Servicing, Inc., 2500 Wilson Boulevard, Suite 350, Arlington, VA 22201**
3.	Purchased Amount:	$63,250.00 Total dollar amount of Receipts to be delivered to Purchaser
4.	Purchase Price:	$50,000.00 Gross total paid for Receipts purchased.
5.	Closing Fee:	$1,250.00 ((2.5%) of Purchase Price) Up-front fee charged for closing the purchase.
6.	Net Purchase Price:	$48,750.00 Net total delivered to Seller as consideration for purchase, equal to the Purchase Price less the Closing Fee and any payment made to Purchaser or any third party as agreed by Seller.
7.	Specified Percentage:	5.8 %. Percentage of receipts to be delivered until Purchased Amount is delivered to Purchaser. Seller irrevocably designates only one deposit account acceptable to Purchaser to facilitate the collection of the Specified Percentage until such time as Purchaser receives the full Purchased Amount. In the event of a breach of any of the Transaction Documents the Specified Percentage shall equal 100%.

Kapitus-FPA-ACH 2021-09-07 Page 1

Page 2 Kapitus - FPA - ACH 2021 - 09 - 07 8. Fixed ACH Terms: Specified Amount and Frequency: $1,218.00 Weekly. Seller authorizes Purchaser to ACH Debit the Specified Amount from the designated deposit account as the base payment credited against the Specified Percentage due . The Specified Amount is an estimate of the Specified Percentage . Seller understands that it is responsible for ensuring that funds adequate to cover the amount to be debited by Purchaser remain in the account . Reconciliation : The Specified Amount shall be reconciled to reflect the Seller’s actual Receipts at Seller’s request . Seller may initiate a reconciliation by calling 1 - 800 - 780 - 7133 and requesting to speak with a Kapitus Servicing, Inc . (“Servicer”) customer service representative . The Seller agrees to provide any information needed to complete such reconciliation, including providing online access to Seller’s banking transaction data through a secure, read - only link . It is the Seller’s responsibility to provide bank transaction data and/or statements for any and all bank accounts held by the Seller to reconcile the ACH debits to the Specified Percentage permitting Servicer to debit or credit the difference to the Seller . Upon verification of the Receipts generated by Seller, Servicer shall adjust the Specified Amount on a going - forward basis to more closely reflect the Seller’s actual Receipts . Once the Seller elects to conduct a reconciliation, either Party may thereafter request a reconciliation once every 30 days . After each adjustment, the new dollar amount shall be deemed the Specified Amount until any subsequent adjustment . SELLER SHALL NOT BE ENTITLED TO ANY RECONCILIATION IF SELLER HAS DEFAULTED UNDER ANY OF THE TRANSACTION DOCUMENTS . To secure Seller’s payment and performance obligations to Purchaser under the Transaction Documents, Seller hereby grants to Purchaser a security interest in the property, rights, accounts, and other interests as set forth in the Security Agreement . The Purchaser and Seller shall be bound by this Purchase Agreement, the Sale Terms and Conditions governing the purchase of Receipts from Seller, the Security Agreement, the Guaranty, which are incorporated by reference herein, dated May 13 , 2022 and the Agreement to Arbitrate, dated May 13 , 2022 (collectively, the “Transaction Documents”) . 9. Security Interest: 10. General Terms and Conditions: Each signatory represents and warrants that : (1) he or she is authorized to enter into this sale, legally binding the Seller to deliver the Receipts as agreed, and (2) all information provided herein, in the application, in any documents submitted, and in any interviews conducted during the underwriting of the sale, including without limitation any financial information, are true, accurate and complete in all respects . Seller and Guarantor(s) expressly acknowledge and agree that Purchaser and Servicer are relying on such representations and warranties when determining to purchase the Receipts and that the accuracy thereof is a material condition of the Transaction Documents . If any information provided is false or misleading, Seller shall be held liable for fraud in the inducement and fraud and Guarantor(s) shall be personally liable for the Seller’s obligations . DocuSign Envelope ID: 49EACEF4 - 5F55 - 45DF - B3B3 - EFD2DF278F71

DocuSign Envelope ID: 49EACEF4-5F55-45DF-B3B3-EFD2DF278F71

IT IS UNDERSTOOD THAT ANY REPRESENTATIONS OR ALLEGED PROMISES BY INDEPENDENT BROKERS OR AGENTS ARE NULL AND VOID IF NOT INCLUDED IN THE TRANSACTION DOCUMENTS. ANY MODIFICATION OR OTHER ALTERATION TO THE TRANSACTION DOCUMENTS MUST BE IN WRITING AND DULY EXECUTED BY THE PARTIES.

CONSENT TO RECEIVE AUTODIALED AND PRERECORDED CALLS AND MESSAGES

Purchaser, Kapitus Servicing, Inc. and their subsidiaries and affiliates (collectively, "KAPITUS") may from time to time notify applicant(s) of various promotional offers and other marketing information, or contact Seller and Guarantor(s) in connection with the servicing of the Transaction Documents, or in connection with any default under the Transaction Documents. By signing this Purchase Agreement, Seller and Guarantor(s) expressly consent and authorize KAPITUS to call, send text messages, and/or send other electronic messages (including prerecorded or artificial voice messages) using an automatic telephone dialing system to any telephone number provided by Seller or Guarantor(s) in the Transaction Documents, any and all applications or any administrative form or other means, including cellular phone numbers and landlines, regardless of their inclusion on any do not call list, for purposes of servicing, collections, marketing or promoting any product offered by KAPITUS. Seller and Guarantor(s) further expressly consent and authorize KAPITUS to record all calls with KAPITUS. Please note that you are not required to consent to be called for marketing or promotional purposes in order to obtain any products or services from KAPITUS. If you do not agree to be called for marketing or promotional purposes, please call (844) 547-9396 or email DNC@kapitus.com

SELLER

By HENRY LEVINSKI, OWNER ____________________ DocuSigned by: Henry Levinski 0422A01C0183444...
(Print Name and Title) (Signature)

PURCHASER

By ____________________ ____________________
(Company Officer or Designee) (Signature)

GUARANTOR

By Henry Levinski ____________________ DocuSigned by: Henry Levinski 0422A01C0183444...
(Print Name) (Signature)

GUARANTOR

By ____________________ ____________________
(Print Name) (Signature)

GUARANTOR

By ____________________ ____________________
(Print Name) (Signature)

Kapitus-FPA-ACH 2021-09-07 Page 3

DocuSign Envelope ID: 49EACEF4-5F55-45DF-B3B3-EFD2DF278F71

KAPITUS Servicing

AUTHORIZED SUB-SERVICING AGENT

Purchaser, as Agent, may perform any and all of its duties and exercise its rights and powers by or through any one or more sub-agents. Kapitus Servicing, Inc. is the Authorized Sub-Servicing Agent and the General Agent of the Purchaser. Servicer will initiate all debits and credits to Seller's account, provide customer service and administrative support to Purchaser and Seller, initiate any necessary collection actions in the event of any default under the Transaction Documents, initiate and defend legal actions related to the Transaction Documents, and provide legal support services to Purchaser..

SERVICER FEES

11. Banking Fees	$50.00 for outgoing wire transfers or payments by check.
12. Changing Bank Accounts	$75.00
13. UCC Terminations	$250.00
14. Default Fee	$2500.00
15. Returned Payment Fee	$99.00

OTHER THAN THE CLOSING FEE, IF ANY, AND THE SERVICER FEES SET FORTH ABOVE, NEITHER PURCHASER NOR KAPITUS SERVICING IS CHARGING ANY FEES TO SELLER. IF SELLER IS CHARGED ANY ADDITIONAL FEE IN CONNECTION WITH THE SALE, IT IS NOT AUTHORIZED OR CHARGED BY KAPITUS AND SELLER SHOULD INFORM KAPITUS IF ANY UNAUTHORIZED FEE HAS BEEN CHARGED IN CONNECTION WITH THE TRANSACTION DOCUMENTS.

YOUR APPLICATION TO SELL RECEIPTS IS AN APPLICATION FOR BUSINESS CREDIT, AND IF IT IS DENIED, YOU HAVE THE RIGHT TO A WRITTEN STATEMENT OF THE SPECIFIC REASONS FOR THE DENIAL. TO OBTAIN THE STATEMENT, PLEASE CONTACT KAPITUS LLC AT THE ABOVE ADDRESS OR PHONE NUMBER WITHIN 60 DAYS FROM THE DATE YOU ARE NOTIFIED OF THE DECISION. YOU HAVE THE RIGHT TO OBTAIN A WRITTEN STATEMENT OF REASONS FOR THE DENIAL WITHIN 30 DAYS OF RECEIVING YOUR REQUEST FOR THE STATEMENT.

NOTICE: THE FEDERAL EQUAL CREDIT OPPORTUNITY ACT PROHIBITS CREDITORS FROM DISCRIMINATING AGAINST CREDIT APPLICANTS ON THE BASIS OF RACE, COLOR, RELIGION, NATIONAL ORIGIN, SEX, MARITAL STATUS, AGE (PROVIDED THE APPLICANT HAS THE CAPACITY TO ENTER INTO A BINDING CONTRACT); BECAUSE ALL OR PART OF THE APPLICANT'S INCOME DERIVES FROM ANY PUBLIC ASSISTANCE PROGRAM; OR BECAUSE THE APPLICANT HAS IN GOOD FAITH EXERCISED ANY RIGHT UNDER THE CONSUMER CREDIT PROTECTION ACT. THE FEDERAL AGENCY THAT ADMINISTERS COMPLIANCE WITH THIS LAW CONCERNING THIS CREDITOR IS THE FEDERAL TRADE COMMISSION, 600 PENNSYLVANIA AVENUE, NW, WASHINGTON, DC 20580, FTC.GOV

Kapitus-FPA-ACH 2021-09-07 Page 4

Page 1 Kapitus - FPA - T&C 2021 - 09 - 07 SALE TERMS AND CONDITIONS I. GENERAL TERMS 1.1 Sale of Receipts. Seller and Purchaser intend that the transfer of the interest in the Receipts from Seller to Purchaser constitutes a forward sale, and not a loan, for all legal, practical and business purposes . Seller agrees that the Purchase Price equals the fair market value of the Receipts being purchased as of the date sold that are expected to come into existence in the future in the ordinary course of the operation of Seller’s business . Title to, responsibility for and risk of loss of the interest in the Receipts shall pass from the Seller to the Purchaser upon execution of this Agreement with respect to the Purchased Amount . In addition : (a) as further set forth in the Security Agreement, Seller hereby grants to Purchaser a security interest in all right, title and interest of Seller in and to the Receipts, which security interest shall secure the payment of the Purchase Price and all other obligations of Seller under this Agreement. Seller hereby authorizes Purchaser to file any financing statements deemed necessary by Purchaser to perfect or maintain Purchaser’s interest in the Receipts ; (b) the parties acknowledge that the delivery of the Purchase Price is not a payment in whole or in part for the use or forbearance of money, but rather delivery of the bargained for payment of the purchase price to Purchaser under the Purchase Agreement, notwithstanding anything to the contrary contained herein; (c) the Parties agree and acknowledge that there is no stated or unstated interest factor in this Agreement, and no interest will be paid ; (d) in the event that a court ignores the intent of the parties that the Transaction Documents be treated as a forward purchase of Receipts, and further determines that the arrangement creates a loan or other indebtedness rather than a completed forward sale of Receipts, and further determines that under that court - determined arrangement that the PURCHASER has charged or received “interest,” and further determines that the amount of interest is in excess of the highest applicable rate, the imputed rate so determined shall automatically be reduced to the maximum rate permitted by applicable law and Purchaser shall promptly refund to Seller as liquidated damages any amount received by Purchaser in excess of such maximum lawful rate, it being intended that Seller not pay or contract to pay, and that Seller not receive or contract to receive, directly or indirectly in any manner whatsoever, interest on indebtedness in excess of that which may be paid by Seller under applicable law . 1 . 2 Term of Agreement . The Purchase Agreement shall have an indefinite term . The Purchase Agreement shall commence with Purchaser’s delivery of the funds constituting the Purchase Price and shall run until such time as Purchaser receives sufficient receipts to equal the value of the Purchased Amount and thus fulfill the delivery of the future receivable purchased and all of Seller’s other obligations to Purchaser are fully satisfied . The Purchase Agreement and the provisions of this Section 1 . 2 are applicable to any renewals and additional agreements executed by the parties that constitute Forward Purchase Agreements and/or purchase of future receivables . 1 . 3 Authorization to Debit . Seller shall establish an account with a financial institution acceptable to Purchaser that will be designated to collect the Receipts generated by Seller. Seller hereby authorizes Purchaser and/or its agents to obtain any amounts due pursuant to the Transaction Documents by ACH debit of the account designated, or of any other Seller account, as provided pursuant to the Transaction Documents. This authorization shall be irrevocable without the written consent of Purchaser. Seller shall provide Purchaser and/or its agents with all of the information and authorizations necessary for verifying Sellers’s receivables, Receipts and deposits. investigate their financial responsibility and history, and will provide to Purchaser any bank or financial statements, tax returns, or any other documentation, as Purchaser deems necessary prior to or at any time after execution of the Transaction Documents. A photocopy of this authorization will be deemed as acceptable for release of any necessary information . Seller and Guarantor(s) authorize and consent to Purchaser updating their credit and financial profile from time to time in the future, as Purchase deems appropriate, including by obtaining investigative, consumer, and personal or business credit reports . This provision shall survive, in its entirety, the delivery of the Receipts purchased and the termination of the Purchase Agreement . 1 . 4 . Financial Information and Credit Reporting . Seller and Guarantor authorize Purchaser to obtain business and personal credit bureau and consumer reports at any time and from time to time for purposes of deciding whether to purchase Receipts from Seller, for any requested loan or for any update, renewal, extension of credit or other lawful purpose . Upon Seller’s or Guarantor’s request, Purchaser will advise Seller or Guarantor if Purchaser obtained a credit report and Purchaser will give Seller or Guarantor the credit bureau’s name and address . Seller and Guarantor agree to submit current financial information, update any credit application, or both, at any time promptly upon Purchaser’s request . Purchaser may report Purchaser’s experiences with Seller and Guarantor to third parties as permitted by law . Seller and Guarantor also agree that Purchaser may release information to comply with governmental reporting or legal process that Purchaser believes may be required, whether or not such is in fact required, or when necessary or helpful in completing a transaction, or when investigating a loss or potential loss, and/or seeking recovery for such loss . This provision shall survive, in its entirety, the delivery of the Receipts purchased and the termination of the Purchase Agreement . 1.5 Transactional History. Seller and Guarantor authorize Purchaser to act as 1.3 Financial Condition . Seller and Guarantor(s) authorize Purchaser to Seller’s and Guarantor’s agent, DocuSign Envelope ID: 49EACEF4 - 5F55 - 45DF - B3B3 - EFD2DF278F71

Page 2 Kapitus - FPA - T&C 2021 - 09 - 07 respectively, for purposes of accessing and retrieving transaction history information regarding Seller and/or Guarantor from Seller’s and Guarantor’s institutions, banks, banking and/or credit card processing financial accounts, accounts . Seller and Guarantor authorize their respective financial institutions to provide Purchaser with Seller’s and Guarantor’s transaction history, and information Guarantor’s regarding accounts, any and all Seller’s and balances, or transfers, for any purpose, including for purposes of collection . This provision shall survive, in its entirety, the delivery of the Receipts purchased and the termination of the Purchase Agreement . 1 . 6 Indemnification . Seller and Guarantor jointly and severally will indemnify and hold Purchaser, and its officers, directors, shareholders, members, managers, employees, owners, partners, affiliates, subsidiaries, parent company, successors, transferees, assigns, purchasers, investors, financiers, agents, representatives, attorneys and professionals, (collectively, the “Purchaser Parties”) harmless from all losses, costs, damage, liabilities or expenses (including, without limitation, court costs and attorneys’ fees) that the Purchaser Parties may sustain or incur by reason of defending claims asserted by Seller and/or Guarantor, and all persons and entities claiming by, through or under them, to the fullest extent permitted by law, in protecting the security interest conveyed pursuant to the Security Agreement or the priority thereof, in enforcing any other term of the Transaction Documents, and/or in the prosecution or defense of any action or proceeding concerning any matter arising out of or in connection with the Transaction Documents and/or any other documents now or hereafter executed in connection with the Transaction Documents, the Collateral and/or the Additional Collateral, including without limitation any legal or dispute resolution proceeding, bankruptcy proceeding, receivership, and/or any other insolvency proceeding or other proceeding for relief for debtors or creditors . In no event will Purchaser, its officers, directors, shareholders, members, managers, employees, affiliates, agents or representatives be liable for any claims asserted by Seller under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is waived by Seller and Guarantor(s). This section shall survive, in its entirety, the delivery of the Receipts purchased and the termination of the Purchase Agreement . 1 . 7 Power of Attorney . Seller irrevocably appoints Purchaser as its agent and attorney - in - fact with full authority to take any action or execute any instrument or document to settle all obligations due to Purchaser, or in the case of the occurrence of any Event of Default, from Seller, under this Agreement, including without limitation (i) to obtain and adjust insurance ; (ii) to collect monies due or to become due under or in respect of any of the Collateral ; (iii) to receive, endorse and collect any checks, notes, drafts, instruments, documents or chattel paper in connection with clause (i) or clause (ii) above ; (iv) to sign Seller’s name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to Purchaser ; and (v) to file any claims or take any action or institute any proceeding which Purchaser may deem necessary for the collection of any of the unpaid Purchased Amount from the Collateral, or otherwise to enforce its rights with respect to payment of the Purchased Amount . This provision shall survive, in its entirety, the delivery of the Receipts purchased and the termination of the Purchase Agreement . 1 . 8 Disclosure of Information . Seller and Guarantor and each person signing this Agreement on behalf of Seller and/or as a Guarantor, in respect of himself or herself personally, authorizes Purchaser to disclose information concerning Seller’s and each Guarantor’s credit standing (including credit bureau reports that Purchaser obtains) and business conduct . Seller and each Guarantor hereby waives to the maximum extent permitted by law any claim for damages against Purchaser Parties relating to any (i) investigation undertaken by or on behalf of Purchaser as permitted by the Transaction information Documents or (ii) disclosure of as permitted by the Transaction Documents . This provision shall survive, in its entirety, the delivery of the Receipts purchased and the termination of the Purchase Agreement . 1 . 9 Publicity . Seller and Guarantor(s) authorize Purchaser to use its, his or her name in a listing of clients and in advertising and marketing materials . This provision shall survive, in its entirety, the delivery of the Receipts purchased and the termination of the Purchase Agreement . 1 . 10 UCC Agent & D/B/A’s . Seller and Guarantor(s) hereby acknowledge and agree that Purchaser may be using affiliates, representatives, agents, “doing business as” or “d/b/a” and/or fictitious names in connection with various matters relating to the transaction between Purchaser and Seller and Guarantor(s), and may file UCC - 1 financing statements and other notices or filings using such names on its own behalf or though Purchaser’s UCC agent . Purchaser shall have no obligation to terminate any UCC financing statement filed in connection with the Purchase Agreement absent a written request by Purchaser and after delivery of the Receipts purchased and the fulfillment of all of Seller’s obligations to Purchaser under the Transaction Documents, and payment of the UCC Termination fee stated in the Purchase Agreement . Notwithstanding any terms to the contrary contained herein, and except as may be required under applicable law, Purchaser shall have no obligation to terminate any UCC financing statement while there is a pending : (i) petition for bankruptcy protection under Title 11 of the United States Code or any state - law analogue filed by or against Purchaser, Seller, or Guarantor(s) ; (ii) insolvency proceeding or other proceeding instituted against Purchaser, Seller or Guarantor(s), and/or any other guarantor for relief for debtors or creditors ; (iii) receivership proceeding brought by or against Purchaser, Seller, Guarantor, and/or any other guarantor; and/or (iv) any other legal proceeding or alternative dispute resolution proceeding between any of the Seller and/or Guarantor, on the one hand, and the Purchaser Parties, on the other hand . This provision shall survive, in its entirety, the delivery of the Receipts purchased and the termination of the Purchase Agreement . 1 . 11 . Alternative Delivery of Receipts . If Seller or Guarantor knows that for any reason Purchaser will be unable to receive delivery of the Receipts from Seller’s account, then Seller must promptly set up DocuSign Envelope ID: 49EACEF4 - 5F55 - 45DF - B3B3 - EFD2DF278F71

Page 3 Kapitus - FPA - T&C 2021 - 09 - 07 another arrangement for delivery of receipts that is authorized by Purchaser . Seller and Guarantor understand and agree that delivery of Receipts made at any other address or method than as specified by Purchaser may result in a delay in processing and/or crediting the delivery of Receipts by Seller . 1 . 12 Early Delivery Option . Seller shall have the option to deliver the Purchased Amount at any time, along with any fees incurred under the Transaction Documents, less Receipts previously delivered. Purchaser may, from time to time, and in the Purchaser’s sole discretion, offer discounts for early delivery of Receipts communicated to Seller through one or more customer web interfaces, emails or addenda to the Purchase Agreement . Such discounts will be based on the time elapsed since disbursement of the Purchase Price, the history of the delivery of Receipts, and the remaining amount of Receipts due to be delivered . II. REPRESENTATIONS, WARRANTIES AND COVENANTS Seller and Guarantor represents, warrants and covenants that as of this date and during the term of this Agreement: 2.1 Financial Condition and Financial Information. The information and financial statements which have been furnished to Purchaser by Seller and Guarantor, and such future statements which will be furnished hereafter at the request of Purchaser, fairly represent the ownership and operations of the Seller’s business and the financial condition of Seller and Guarantor at such dates, and since those dates, there has been no material adverse change, financial or otherwise, in such condition, operation or ownership of Seller or Guarantor (as applicable) . Seller and Guarantor are current on any and all lease, rent or mortgage payments due. Seller and Guarantor are currently in compliance with all loans, financing agreements, promissory notes, and/or other obligations of indebtedness, except as disclosed to Purchaser . No material changes, financial or otherwise, in the condition, operation or ownership of Seller and Guarantor (as applicable) are in any way expected or anticipated and Seller and Guarantor do not anticipate closing or selling Seller’s business . Neither the Seller nor the Guarantor are party to any pending litigation that is expected to have a material impact on the Seller or Guarantor. Seller has a continuing, affirmative obligation to advise Purchaser of any material change in its financial condition, operation or ownership. Purchaser may request statements at any time during the performance of this Agreement and the Seller shall provide them to Purchaser within five (5) business days. Seller’s failure to do so is a material breach of this Agreement. 2.2 Compliance with Law. Seller is in compliance and shall comply with all laws, including possession of all necessary permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged . 2 . 3 Authorization . Seller, and the person(s) signing the Transaction Documents on behalf of Seller, have full power and authority to incur and perform the obligations under the Transaction Documents, all of which have been duly authorized . 2.4 Insurance. Seller will maintain property, liability, and business interruption insurance and name Purchaser as certificate holder, loss payee and additional insured in amounts and against risks as are satisfactory to Purchaser and shall provide Purchaser proof of such insurance upon request . 2 . 5 Tax Obligations . Seller is currently in compliance with all federal state and local tax laws, has filed all returns, and has paid all taxes due, except as disclosed to Purchaser. No federal, state, or local taxing authority has filed any lien against the assets of the Seller and/or Guarantor . Seller or Guarantor shall pay all taxes owed to federal, state, or local governments when due. 2 . 6 Deposit Arrangements and Delivery of Receipts . Without Purchaser’s prior written consent, Seller will not (i) change the account designated for the delivery of Receipts ; (ii) set up multiple accounts into which any of the Seller’s receipts are deposited or otherwise transferred ; (iii) block or stop payment on Purchaser debit ; (iv) permit any event to occur that could cause diversion of any of Seller’s receipts; (v) or take any other action that could have any adverse effect upon Seller’s obligations under the Transaction Documents. Seller will batch out receipts with all payment processors on a daily basis. 2 . 7 Change of Name or Location . Seller will not conduct Seller’s business(es) under any name other than as disclosed to the Purchaser or change any of its places of business, or change its jurisdiction or incorporation or organization without ten (10) days prior written notice to Purchaser . 2 . 8 Estoppel Certificate . Seller will at any time, and from time to time, upon at least one (1) day’s prior notice from Purchaser to Seller, execute, acknowledge and deliver to Purchaser and/or to any other person, firm or corporation specified by Purchaser, a statement certifying that the Purchase Agreement is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and stating the dates which the Purchased Amount or any portion thereof has been repaid . 2 . 9 No Bankruptcy or Insolvency . Seller is solvent, no transfer of property is being made by Seller, and no obligation is being incurred by Seller in connection with the sale of Receipts with the intent to hinder, delay, or defraud either present or future creditors of Seller . Seller represents that it is not insolvent and does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code or any state - law analogue, and there has been no involuntary petition under such laws brought or pending against Seller . Seller further warrants that it does not anticipate filing any such receivership or bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it . 2 . 10 Other Financing . Seller shall not enter into any arrangement, agreement or commitment for any additional financing, whether in the form of a purchase and sale of receivables, the sale of accounts receivable, or a loan (whether secured or unsecured) with any party other than Purchaser without Purchaser’s written consent . DocuSign Envelope ID: 49EACEF4 - 5F55 - 45DF - B3B3 - EFD2DF278F71

Page 4 Kapitus - FPA - T&C 2021 - 09 - 07 2 . 11 Unencumbered Receipts . Seller has good, complete and marketable title to all Receipts, free and clear of any and all liens, claims, changes, conditions, options, rights, liabilities, restrictions, mortgages, security interests, equities, pledges and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with the transactions contemplated with, or adverse to the interests of Purchaser . 2.12 Authorization to Obtain Lease Information. Seller and Guarantor authorize Purchaser to receive pertinent information regarding the commercial lease or mortgage for the physical location of Seller’s business (the “Premises”) from any applicable lender, leasing company or agent . Upon any Event of Default under this Agreement, as security for the Seller’s obligations set forth herein, Seller and/or Guarantor shall, at the request of Purchaser deliver to Purchaser an executed Assignment of Lease covering the Premises in favor of Purchaser. 2 . 13 . Business Purpose . Seller is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and Seller is entering into this Agreement for business purposes and not as a consumer for personal, family or household purposes . 2 . 14 Default Under Other Contracts . Seller’s execution of and/or performance under this Agreement will not cause or create an event of default by Seller under any contract with another person or entity . 2 . 15 . Sale or Dissolution of Seller . Seller shall not : (a) sell, dispose, transfer or otherwise convey its business, assets and/or any equity interest in Seller ; or (b) effectuate the suspension, dissolution, or termination or Seller’s business without the express prior written consent of Purchaser, or the written agreement of any purchaser, assignee, or transferee assuming all of Seller’s and Guarantor’s obligations under the Transaction Documents pursuant to documentation satisfactory to Purchaser (as applicable) . 2 . 16 Accuracy of Information . All information provided by Seller and Guarantor to Purchaser in the Transaction Documents, in any application, in all other Seller forms and in response to any request by Purchaser for information whether oral or in writing, is true, accurate and complete in all respects . III. EVENTS OF DEFAULT AND REMEDIES 3 . 1 Events of Default . The occurrence of any of the following events shall constitute an “Event of Default” hereunder : (a) Seller changes its deposit or banking relationships with any financial institution in any way that interferes with the delivery of the Receipts, including, by way of example and not limitation, using multiple depository accounts to collect Receipts without the prior written consent of Purchaser ; (b) Seller closes or changes the account(s) designated to collect the Receipts without notice to Purchaser, or otherwise permits any event to occur that could cause diversion of any Receipts to an account other than that designated to collect the Receipts ; (c) Seller interrupts the operation of its business in the ordinary course (other than as a result of adverse weather, natural disasters or acts of God) without notice to Purchaser of any planned shutdown or interruption of operations, (d) Seller transfers, moves, sells, disposes, transfers or otherwise conveys its business, or all or substantially all of its assets, without : (i) the express prior written consent of Purchaser, and (ii) the written agreement of any purchaser or transferee to the assumption of all of Seller’s obligations under the Transaction Documents pursuant to documentation satisfactory to Purchaser ; (e) any debit is rejected or returned due to insufficient funds and Seller fails to respond to Purchase inquiries or to contact Purchaser within five (5) business days ; (f) Seller shall violate any term, covenant, or condition in the Transaction Documents ; (g) any representation or warranty by Seller in the Transaction Documents shall prove to have been incorrect, false or misleading in any material respect when made ; (h) Seller or Guarantor sends a notice of termination of any Purchase Agreement ; (i) Seller suspends, dissolves or terminates its corporate existence without notice to Purchaser ; (j) Seller or Guarantor makes or sends notice of any intended assignment, bulk sale or transfer of Seller’s assets ; (k) Seller or Guarantor performs any act that reduces the value of any Collateral or Additional Collateral or reduces the value of the Collateral or Additional Collateral granted under the Security Agreement ; (l) Seller or Guarantor fails to pay taxes to any federal, state, or local government when due ; or (m) Seller shall default under any of the terms, covenants and conditions of any other agreement with Purchaser, including those between Purchaser and any business that is affiliated or associated with Seller . 3.2 Remedies for Default. In case any Event of Default occurs and is not waived by Purchaser : Purchaser may proceed to protect and enforce its rights or remedies by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein, or to enforce the discharge of Seller’s obligations under the Transaction Document or any other legal or equitable right or remedy. In addition, and without limitation, upon any Event of Default : (a) the full uncollected Purchased Amount and any unpaid fees due shall become due and payable in full immediately ; (b) Purchaser may enforce the provisions of the Transaction Documents against the Seller and Guarantor(s) ; (c) Purchaser may enforce its security interest in the Collateral, Additional Collateral and the Cross Collateral ; (d) Purchaser may debit Seller’s depository accounts wherever situated by means of ACH debit or facsimile signature on a computer - DocuSign Envelope ID: 49EACEF4 - 5F55 - 45DF - B3B3 - EFD2DF278F71

Page 5 Kapitus - FPA - T&C 2021 - 09 - 07 generated check drawn on Seller’s bank account or otherwise ; (e) Purchaser may direct any payment or credit card processor to deposit any amounts due to Seller directly to Purchaser ; (f) Purchaser may exercise its rights under the Assignment of Lease set forth in Section 2 . 12 ; (g) Purchaser may exercise the Power of Attorney set forth in Section 1 . 7 . All rights, powers and remedies of Purchaser in connection with this Agreement may be exercised at any time by Purchaser after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity . Seller and Guarantor acknowledge and agree that there may be no adequate remedy at law with respect to a breach of the Transaction Documents . Accordingly, Seller and Guarantor agree that Purchaser shall have the right, in addition to any other rights and remedies existing in Purchaser’s favor at law or in equity, to enforce Purchaser’s rights and obligations under the Transaction Documents not only by an action or actions for damages, but also for an action or actions for specific performance, injunctive and/or other equitable relief without posting of a bond or other security . To the extent authorized by applicable law, Seller and Guarantor hereby agree to toll or waive any relevant statute of limitations in respect of any claims arising under, and/or relating to the Transaction Documents. This section shall survive, in its entirety, the delivery of the Receipts purchased and the termination of the Purchase Agreement. 3 . 3 Costs . Seller shall pay to Purchaser all reasonable costs associated with (a) a breach by Seller of the Transaction Documents and the enforcement thereof, and (b) the enforcement of Purchaser’s remedies set forth herein, including but not limited to (i) expenses, court costs and attorneys’ fees of twenty - five percent ( 25% ) of the total amount due to Purchaser or the actual attorney fees incurred, whichever is greater, and (ii) default interest on the total amount due to Purchaser accruing from the date of default at the rate of ten percent ( 10% ) per annum or such other amount as allowed by law . 3.4 Required Notifications. Seller is required to give Purchaser fourteen (14) days’ prior written notice of: (a) any change in control of the Seller or the sale, transfer or assignment of all or substantially all of the Seller’s assets or equity interests; and (b) the suspension, dissolution or termination of its business. 3 . 5 . Servicer and Default Fees . Seller shall pay certain fees for services related to origination and servicing of the Transaction Documents as detailed in the Purchase Agreement. Upon the occurrence of any Event of Default, Seller and Guarantor shall be liable for a default fee in the amount stated in the Purchase Agreement, payable on demand in addition to any other fees or charges due under the Transaction Documents . IV. MISCELLANEOUS 4.1 Modifications; Amendment. modification, amendment, waiver consent of any provision of Transaction Documents shall be effective unless the same shall be in writing and signed by Purchaser . This provision shall survive, in its entirety, the delivery of the Receipts purchased and the termination of the Purchase Agreement . 4.2 Purchaser acting as Agent. Purchaser has entered into the Transaction Documents as agent (in such capacity, “Agent”) for itself and one or more third parties as “co - investors” or “co - purchasers” (each a “Principal”). Agent and each Principal have elected to treat the transaction consummated under the Transaction Documents (the “Transaction”) as a single transaction on behalf of separate Principals, and Agent hereby certifies that the portion of the Transaction allocable to the account of each of the Principals (the “Portion”) for which it is acting (to the extent that any such Transaction is allocable to the account of more than one Principal) is set forth in one or more addenda to the Transaction Documents, which may be provided to Seller upon request . All references to “Purchaser” “Seller” or “Guarantor,” as the case may be, in the Transaction Documents shall be subject to the provisions of this section and shall be construed to reflect that (i) each Principal shall have, in connection with the Transaction entered into by the Agent on its behalf, all of the rights, responsibilities, privileges and obligations of a “Purchaser” directly entering into such Transaction with the other parties under each of the Transaction Documents and (ii) Agent’s Principals have designated Agent (acting directly or through the Authorized Subservicing Agent) as their sole agents for performance of Purchaser’s obligations to Seller and for receipt of performance by Seller of its obligations to Purchaser in connection with the Transaction (including, among other things, as Agent for each Principal in connection with transfers of cash or other property and as agent for giving and receiving all notices under the Transaction Documents) . Both Agent and its Principals shall be deemed “parties” to the Transaction Documents and all references to a “party” or “either party” in any Transaction Document shall be deemed No revised accordingly. or the The parties hereto acknowledge and agree that any assignment, pledge and/or grant to Purchaser by the Seller or a Performance Guarantor of a security interest in and to any property and assets (including the Collateral and the Additional Collateral) pursuant to any of the applicable Transaction Documents to secure the payment and/or performance of any of their respective and/or joint obligations, shall be deemed to have been made to the Purchaser for and on behalf of itself and any other Principal . Purchaser hereby agrees to hold all Collateral and Additional Collateral hereafter delivered to it pursuant to the Transaction Documents, for itself and for the benefit of the Principals, on and subject to the terms and conditions set forth in the Transaction Documents . In its capacity, the Agent and Sub - Servicing Agent are each a “representative” of each of the Principals within the meaning of the term “secured party” as defined in the UCC . In addition to the representations and warranties set forth in the Transaction Documents, Agent hereby makes the following representations and warranties, which shall continue during the term of any Transaction : Principal has duly authorized Agent to execute and deliver the Transaction Documents on its behalf, has the power to so authorize Agent and to enter into the Transaction contemplated by the Transaction Documents and to perform the obligations of Purchaser, and has taken all necessary action to authorize such execution and DocuSign Envelope ID: 49EACEF4 - 5F55 - 45DF - B3B3 - EFD2DF278F71

DocuSign Envelope ID: 49EACEF4-5F55-45DF-B3B3-EFD2DF278F71

delivery by Agent and such performance by it. This provision shall survive, in its entirety, the delivery of the Receipts purchased and the termination of the Purchase Agreement.

4.3 Sub-Servicing Agent. Purchaser may contract with one or more general agents to service the Transaction Documents (the "Sub-Servicing Agent") that will provide customer service, treasury, administrative, bookkeeping, reporting, collections, and support services, but not limited to, background checks, credit checks, general underwriting review, filing UCC-1 security interests and any other UCC documentation, for the Purchaser. Seller and Guarantor(s) acknowledge and agree that Purchaser has granted Sub-Servicing Agent all rights and authority as its general agent to take any and all actions to enforce the Purchase Agreement, through legal actions in the name of the Purchaser or otherwise, and to assert and/or defend against any and all claims arising from or relating to the Purchase Agreement. Any and all authorizations and rights granted to Purchaser under the Transaction Documents are hereby granted to Sub-Servicing Agent, as servicer and general agent of Purchaser. In no event will the Sub-Servicing Agent be liable for any claims made against the Purchaser or under any legal theory for lost profits, lost revenues, lost business opportunity, exemplary, punitive, actual, special, incidental, indirect or consequential damages, each of which is waived by the Seller and Guarantor(s). This provision shall survive, in its entirety, the delivery of the Receipts purchased and the termination of the Purchase Agreement.

4.4 Notices. All notices, requests, consent, demands and other communications under the Transaction Documents and any addendum shall be delivered by ordinary mail to the respective parties at the addresses set forth in the Purchase Agreement and shall become effective upon delivery. The Parties hereto may also send such notices, requests, consent, demands and other communications via facsimile or electronic mail at such numbers and email addresses communicated by the parties hereto in writing or as reflected in the records of the Sub-Servicing Agent. This provision shall survive, in its entirety, the delivery of the Receipts purchased and the termination of the Purchase Agreement.

4.5 Binding Effect; Governing Law, Venue and Jurisdiction. Seller and Guarantor agree that any suit, action or proceeding to enforce or arising out of or relating to this Agreement shall be brought in any court in the Commonwealth of Virginia or in the United States District Court for the Eastern District of Virginia (the "Acceptable Forums"), and Seller and Guarantor waive personal service of process. Seller and Guarantor agree that the Acceptable Forums are convenient to them, submit to the jurisdiction of the Acceptable Forums and waive any and all objections to jurisdiction or venue. In the event a legal proceeding concerning this Agreement is initiated in any other forum, Seller and Guarantor waive any right to oppose any motion or application made by Purchaser to transfer such proceeding to an Acceptable Forum, or to dismiss the action on the grounds of *forum non conveniens*.

This Agreement and any claim, dispute or controversy (whether in contract, tort, or otherwise) at any time arising from or relating to this Agreement is governed by, and this Agreement will be construed in accordance with Virginia law (to the extent not preempted by federal law) without regard to internal principles of conflict of laws. The legality, enforceability and interpretation of this Agreement and the amounts contracted for under this Agreement will be governed by the laws of the Commonwealth of Virginia. Seller and Guarantor understand and agree that (i) Purchaser and/or Kapitus Servicing are located in Virginia, (ii) all final credit decisions are made from Virginia, (iii) the Agreement is made in Virginia (that is, no binding contract will be formed until Seller's signed Agreement is received and accepted in Virginia) and (iv) Seller's delivery of Receipts are not accepted until received in Virginia. This section shall survive, in its entirety, the delivery of the Receipts purchased and the termination of the Purchase Agreement.

4.6. Counterparts; Facsimile and PDF Acceptance. Each of the Transaction Documents may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original of each such Transaction Document, and all such counterparts for the respective Transaction Document shall constitute one and the same such Transaction Document. For purposes of the execution of each of the Transaction Documents, electronically transmitted PDFs, facsimile copies of signatures, or electronically transmitted copies of signatures complying with the US Federal ESIGN Act of 2000 (e.g. www.docusign.com) shall be treated as original signatures for all purposes. This provision shall survive, in its entirety, the delivery of the Receipts purchased and the termination of the Purchase Agreement.

4.7 Waiver of Remedies. No failure on the part of Purchaser to exercise, and no delay in exercising, any right under the Transaction Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right under the Transaction Documents preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity. This provision shall survive, in its entirety, the delivery of the Receipts purchased and the termination of the Purchase Agreement.

4.8 Solicitations. Seller and Guarantor authorize the Purchaser Parties to communicate with, solicit and/or market to Seller and Guarantor via regular mail, telephone, electronic mail and facsimile in connection with the provision of goods or services by the Purchaser Parties, their affiliates or any third party that the Purchaser Parties share, transfer, exchange, disclose or provide information with and will hold the Purchaser Parties harmless against any and all claims pursuant to the federal CAN-SPAM ACT of 2003 (Controlling the Assault of Non-Solicited Pornography and Marketing Act of 2003), the Telephone Consumer Protection Act (TCPA), and any and all other state or federal laws relating to transmissions or solicitations by and any of the methods described above. This provision shall survive, in its entirety, the delivery of the Receipts purchased and the termination of the Purchase Agreement.

Kapitus-FPA-T&C 2021-09-07 Page 6

Page 7 Kapitus - FPA - T&C 2021 - 09 - 07 4.9 Survival of Representation, etc. Except as otherwise provided herein, all representations, warranties and covenants herein, including those in the Security Agreement and the Guaranty shall survive the execution and delivery of the Purchase Agreement and shall continue in full force until all obligations under the Purchase Agreement shall have been satisfied in full and the Purchase Agreement shall have terminated . Notwithstanding any terms to the contrary contained herein : (i) the Security Agreement and the Guaranty shall survive, in their entirety, the delivery of the Purchased Amount and the termination of the Purchase Agreement ; and (ii) in the event that Purchaser must return any amount paid by Seller, Guarantor, any other guarantor, entity or person with respect to the obligations arising under the Transaction Documents, including without limitation, arising from or relating to, Seller, Guarantor, any other guarantor, entity or person becoming subject to a proceeding under the United States Bankruptcy Code or any similar law (whether arising under Federal or State law), and/or any other legal proceeding or alternative dispute resolution proceeding, all representations, warranties and covenants and other obligations under the Transaction Documents and any addendum thereof (if any) shall remain in full force and effect and Seller and Guarantor shall be obligated for any such amounts repaid, as well attorneys’ fees, costs and interest in connection with such proceeding. This provision shall survive, in its entirety, the delivery of the Receipts purchased and the termination of the Purchase Agreement . 4.10 Severability, Savings. In case any of the provisions in the Transaction Documents are found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provision contained therein shall not in any way be affected or impaired and the Transaction Documents shall be construed as if such provision had not been included . If any provisions of these Sale Terms and Conditions are in conflict with any other agreement to which any parties are subject, the provisions of the Purchase Agreement shall control . Should any provision of the Transaction Documents require judicial interpretation, the court interpreting or construing the provision shall not apply the rule of construction that a document is to be construed more strictly against one Party . This provision shall survive, in its entirety, the delivery of the Receipts purchased and the termination of the Purchase Agreement . 4.11 Entire Agreement. The Transaction Documents embody the entire agreement between Seller, Guarantor(s), and Purchaser and supersede all prior agreements and understandings relating to the subject matter hereof . This provision shall survive, in its entirety, the delivery of the Receipts purchased and the termination of the Purchase Agreement . 4.12 JURY TRIAL WAIVER. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTION DOCUMENTS OR THE ENFORCEMENT THE PARTIES HEREOF. HERETO ACKNOWLEDGE THAT MAKES THIS EACH WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ATTORNEYS. THIS SHALL SURVIVE, THEIR PROVISION IN ITS ENTIRETY, THE DELIVERY OF THE RECEIPTS PURCHASED AND THE TERMINATION OF THE PURCHASE AGREEMENT. 4 . 13 CLASS ACTION WAIVER . THE PARTIES HERETO WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST ANY OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION. TO THE EXTENT A PARTY IS PERMITTED TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION, THE PARTIES AGREE THAT : (1) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS’ FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION AND (2) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PURCHASER TO ENTER INTO THIS AGREEMENT . THIS PROVISION SHALL SURVIVE, IN ITS ENTIRETY, THE DELIVERY OF THE RECEIPTS PURCHASED AND THE TERMINATION OF THE PURCHASE AGREEMENT . 4 . 14 Successors ; Assigns ; Amendment . Purchaser and any Principal may assign, transfer or sell its right to receive the Purchased Amount or delegate its duties hereunder, either in whole or in part . Purchaser reserves the rights to sell or assign this Agreement with or without prior written notice to Seller . Seller shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Purchaser which consent may be withheld in Purchaser’s sole discretion . The Transaction Documents shall be binding upon and inure to the benefit of the heirs, executors, trustees, administrators, legal representatives, successors, transferees and assigns of the Parties. This provision shall survive, in its entirety, the delivery of the Receipts purchased and the termination of the Purchase Agreement . 4.15 ARBITRATION. PLEASE READ THIS PROVISION OF THE AGREEMENT CAREFULLY. A SEPARATE AGREEMENT BETWEEN THE PARTIES PROVIDES THAT DISPUTES MAY BE RESOLVED BY BINDING ARBITRATION. ARBITRATION REPLACES THE RIGHT TO GO TO COURT, HAVE A JURY TRIAL OR INITIATE OR PARTICIPATE IN A CLASS ACTION . IN ARBITRATION, DISPUTES ARE RESOLVED BY AN ARBITRATOR, NOT A JUDGE OR JURY. ARBITRATION PROCEDURES ARE SIMPLER AND MORE LIMITED THAN IN COURT . Signatures on Next Page DocuSign Envelope ID: 49EACEF4 - 5F55 - 45DF - B3B3 - EFD2DF278F71

SELLER AND GUARANTOR ACKNOWLEDGE AND AGREE TO BE BOUND BY THE SALE TERMS AND CONDITIONS. THE TERMS, DEFINITIONS, CONDITIONS, AND INFORMATION SET FORTH IN THE “PURCHASE AGREEMENT”, “SECURITY AGREEMENT”, AND THE “GUARANTY” (AS APPLICABLE) ARE HEREBY SUBJECT TO AND MADE A PART OF THE SALE TERMS AND CONDITIONS. CAPITALIZED TERMS NOT DEFINED IN THE SALE TERMS AND CONDITIONS, SHALL HAVE THE MEANING SET FORTH IN THE “PURCHASE AGREEMENT,” “SECURITY AGREEMENT” OR “GUARANTY,” AS APPLICABLE. SELLER By Henry Levinski, Owner (Print Name and Title) GUARANTOR By Henry Levinski (Print Name) GUARANTOR By N/A (Print Name) GUARANTOR By N/A (Print Name) (Signature) (Signature) (Signature) (Signature) USE OF PROCEEDS CERTIFICATION This Use of Proceeds Certification is part of (and incorporated by reference into) the Purchase Agreement. Each signatory below, on behalf of each Seller or Guarantor, hereby certifies the following to the Purchaser: 1. The entirety of the Purchase Price will be used in the ordinary course of business . 2. The entirety of the Purchase Price will be used exclusively for a Business Purpose and no other . A Business Purpose as applied to use of proceeds obtained under this Purchase Agreement refers solely to the purchase and acquisition of specific products or services used for the following purposes only : (i) working capital, (ii) business insurance (but not self - insurance programs), (iii) franchise fees, (iv) employee training, (v) the purchase of equipment, (vi) inventory, (vii) business supplies and raw materials, and (viii) the construction, renovation or improvement of facilities (but not the purchase of real estate) . Business Purpose does not include : (a) payment for, or purchase of, any items, goods, materials real property, personal property or services for personal, individual or household use ; or (b) use of funds for any proceeding under the United States Bankruptcy Code or any similar law (whether arising under Federal or State law) and/or any other legal proceeding or alternative dispute resolution proceeding . SELLER By Henry Levinski, Owner (Print Name and Title) GUARANTOR By Henry Levinski (Print Name) GUARANTOR By N/A (Print Name) GUARANTOR By N/A (Print Name) (Signature) (Signature) (Signature) (Signature) DocuSign Envelope ID: 49EACEF4 - 5F55 - 45DF - B3B3 - EFD2DF278F71 Page 8 Kapitus - FPA - T&C 2021 - 09 - 07

DocuSign Envelope ID: 49EACEF4-5F55-45DF-B3B3-EFD2DF278F71

SECURITY AGREEMENT

SECURITY INTEREST. To secure Seller's delivery of the Receipts purchased and other obligations to Purchaser under the Transaction Documents, Seller hereby grants to Purchaser a security interest in: (i) all accounts, accounts receivable, contracts, real property leases, notes, bills, acceptances, chooses in action, chattel paper, instruments, documents and other forms of obligations at any time owing to the Seller arising out of goods sold or leased or for services rendered by Seller, the proceeds thereof and all of Seller's rights with respect to any goods represented thereby, whether or not delivered, goods returned by customers and all rights as an unpaid vendor or lienor, including rights of stoppage in transit and of recovering possession by proceedings including replevin and reclamation, together with all customer lists, books and records, ledger and account cards, computer tapes, software, disks, printouts and records, whether now in existence or hereafter created, relating thereto (collectively referred to hereinafter as "Receivables"); (ii) all inventory, including without limitation, all goods manufactured or acquired for sale or lease, and any piece goods, raw materials, work in process and finished merchandise, findings or component materials, and all supplies, goods, incidentals, office supplies, packaging materials and any and all items used or consumed in the operation of the business of Seller or which may contribute to the finished product or to the sale, promotion and shipment thereof, in which Seller now or at any time hereafter may have an interest, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of Seller or is held by Seller or by others for Seller's account (collectively referred to hereinafter as "Inventory"); (iii) goods, including without limitation, all machinery, equipment, parts, supplies, apparatus, appliances, tools, fittings, furniture, furnishings, fixtures and articles of tangible personal property of every description now or hereafter owned by the Seller or in which Seller may have or may hereafter acquire any interest, at any location (collectively referred to hereinafter as "Equipment"); (iv) general intangibles in which the Seller now has or hereafter acquires any rights, including but not limited to, causes of action, corporate or business records, inventions, designs, patents, patent applications, trademarks, trademark registrations and applications therefor, goodwill, trade names, trade secrets, trade processes, copyrights, copyright registrations and applications therefor, licenses, permits, franchises, customer lists, computer programs, all claims under guaranties, tax refund claims, rights and claims against carriers and shippers, leases, claims under insurance policies, all rights to indemnification and all other intangible personal property and intellectual property of every kind and nature (collectively referred to hereinafter as "Intangibles"); (v) all the capital stock, bonds, notes, partnership interests, member interests in limited liability companies, and other securities, if any, held of record or beneficially by the Seller, including without limitation the capital stock of all subsidiaries of the Seller, and the Seller's interests in all securities brokerage accounts (collectively referred to hereinafter as "Investments"); (vi) all cash on hand and on deposit in banks, trust companies and similar institutions, and all property accounted for in the Seller's financial statements as "cash equivalents" (collectively referred to hereinafter as "Cash"); (vii) all other assets, proceeds and items not directly referred to herein as those terms are defined in Article 9 of the Uniform Commercial Code under applicable federal and state law (collectively referred to hereinafter as "UCC Article 9 Items"); (viii) all accessions to, substitutions for, and all replacements, products and proceeds of the Receivables, Inventory, Equipment, Intangibles, Investments, Cash and UCC Article 9 Items (collectively referred to hereinafter as "Collateral"), including without limitation proceeds of insurance policies insuring the Collateral; and (ix) books and records relating to any of the Collateral (including without limitation, customer data, credit files, computer programs, printouts, and other computer materials and records of the Seller pertaining to any of the Collateral), whether now or hereafter owned or acquired by Seller and wherever located; and all proceeds of the foregoing. If the Transaction Documents or any addenda identify more than one Seller, this Security Agreement applies to each Seller, jointly and severally.

Seller and Guarantor acknowledge and agree that any security interest granted to Purchaser under any other agreement between Seller and Purchaser will secure the obligations hereunder, and that the Seller's obligations secured by this Security Agreement, and the Collateral granted hereunder, shall be perfected under any previously filed UCC-1 or UCC-3 statement, perfecting Purchaser's interest in the Collateral.

Kapitus-FPA-Security Agreement 2021-09-07

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DocuSign Envelope ID: 49EACEF4-5F55-45DF-B3B3-EFD2DF278F71

Seller and Guarantor further acknowledge and agree that if, in the future, Seller enters into any agreement with Purchaser, any security interest granted to Purchaser under such future agreements will relate back to this Security Agreement, and that the Seller and/or Guarantor's obligations, and the Collateral granted, under such future agreements, shall relate back to, be perfected under, and made a part of, any previously filed UCC-1 or UCC-3 statement, perfecting Purchaser's interest in the Collateral.

CROSS-COLLATERAL. To secure Seller's delivery of the Receipts purchased and other obligations to Purchaser under the Purchase Agreement, Seller and each Guarantor hereby grants Purchaser a security interest in all assets and equity interests in the following collateral: **China Infrastructure Construction Corp, PRECISION RESEARCH INSTITUTE, LLC** (the "Additional Collateral"). Seller and each Guarantor understands that Purchaser will have a security interest in the aforesaid Additional Collateral upon execution of this Security Agreement.

Each of Seller and each Guarantor acknowledges and agrees that any security interest granted to Purchaser under any other agreement between Seller and/or Guarantor and Purchaser will secure the obligations hereunder, and that the Seller and/or Guarantor's payment and performance obligations under the Purchase Agreement, and secured by this Security Agreement, and the Collateral and Additional Collateral granted hereunder, shall be perfected under any previously filed UCC-1 or UCC-3 statement, perfecting Purchaser's interest in the Collateral and Additional Collateral.

Each of Seller and each Guarantor further acknowledges and agrees that, if Seller and/or Guarantor enter into future agreements with Purchaser, any security interest granted to Purchaser under such future agreements will relate back to this Security Agreement, and that the Seller and/or Guarantor's obligations, and the Collateral and Additional Collateral granted, under any such future agreements, shall relate back to, be perfected under, and made a part of, any previously filed UCC-1 or UCC-3 statement, perfecting Purchaser's interest in the Collateral and Additional Collateral.

Each of Seller and each Guarantor agree to execute any documents or take any action in connection with this Security Agreement as Purchaser deems necessary to carry out the purpose of such agreements including, without limitation, to perfect or maintain Purchaser's security interest in the Collateral and the Additional Collateral, including the execution of any account control agreements. Each of Seller and each Guarantor hereby authorizes Purchaser to file any financing statements deemed necessary by Purchaser to perfect or maintain Purchaser's security interest, which financing statement may contain notification that Seller and Guarantor have granted a negative pledge to Purchaser with respect to the Collateral and the Additional Collateral, and that any subsequent Purchaser or lienor may be tortiously interfering with Purchaser's rights. Each Seller and each Guarantor shall be jointly and severally liable for and shall pay to Purchaser upon demand all costs and expenses, including but not limited to attorney's fees and costs, which may be incurred by Purchaser in protecting, preserving and enforcing Purchaser's security interest and rights.

NEGATIVE PLEDGE. Seller and each Guarantor agrees not to create, incur, assume, or permit to exist, directly or indirectly, any additional financings, loans, lien or other encumbrance of any kind with respect to any of the Collateral or the Additional Collateral, as applicable, without the prior written permission of Purchaser.

CERTIFICATED COLLATERAL. If any of the Collateral and/or Additional Collateral is now or in the future evidenced or represented by a certificate or certificates, each Seller and each Guarantor shall immediately, and without the need to be notified, deliver such certificate(s) to Purchaser, duly endorsed in a manner satisfactory to Purchaser, to be held as Collateral and/or Additional Collateral pursuant to this Security Agreement.

CONSENT TO ENTER PREMISES AND ASSIGN LEASE. Purchaser shall have the right to cure Seller's default in the payment of rent for the Premises on the following terms: In the event Seller or Guarantor are served with papers in an action against Seller for nonpayment of rent or for summary eviction, Seller or Guarantor shall promptly provide

Kapitus-FPA-Security Agreement 2021-09-07 Page 2

DocuSign Envelope ID: 49EACEF4-5F55-45DF-B3B3-EFD2DF278F71

Purchaser with such papers and Purchaser may execute its rights and remedies under the Assignment of Lease pursuant to Section 2.12 of the Sale Terms and Conditions. Seller also agrees that Purchaser may enter into an agreement with Seller's landlord giving Purchaser the right to: (a) enter Seller's Premises and to take possession of the fixtures, equipment and other Collateral therein for the purpose of protecting and preserving same; and (b) to assign Seller's lease to another qualified Seller capable of operating a business comparable to Seller's at such Premises.

REMEDIES. Upon any Event of Default, Purchaser may pursue any remedy available at law (including those available under the provisions of the UCC), or in equity to collect, enforce, or satisfy any obligations then owing, whether by acceleration or otherwise.

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE "PURCHASE AGREEMENT", "SALE TERMS AND CONDITIONS", AND THE "GUARANTY" (AS APPLICABLE) ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS SECURITY AGREEMENT. CAPITALIZED TERMS NOT DEFINED IN THIS SECURITY AGREEMENT, SHALL HAVE THE MEANING SET FORTH IN THE "PURCHASE AGREEMENT," "SALE TERMS AND CONDITIONS" OR "GUARANTY," AS APPLICABLE.

SELLER

By Henry Levinski, Owner
(Print Name and Title)

DocuSigned by: Henry Levinski
0422A01C0183444...
(Signature)

GUARANTOR

By Henry Levinski
(Print Name)

DocuSigned by: Henry Levinski
0422A01C0183444...
(Signature)

GUARANTOR

By N/A
(Print Name)

(Signature)

GUARANTOR

By N/A
(Print Name)

(Signature)

Kapitus-FPA-Security Agreement 2021-09-07

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DocuSign Envelope ID: 49EACEF4-5F55-45DF-B3B3-EFD2DF278F71

Contract# 7010281

GUARANTY

PERSONAL GUARANTY OF PERFORMANCE. Each undersigned Guarantor hereby unconditionally guarantees to Purchaser the Merchant's performance of all of the representations, warranties, covenants made by Seller in the Purchase Agreement, the Sale Terms and Conditions, the Security Agreement, Guaranty, and Agreement to Arbitrate (collectively, the "Transaction Documents"), as each may be renewed, amended, extended or otherwise modified from time to time (the "Guaranteed Obligations"). Guarantor shall be liable for and Purchaser may charge and collect all costs and expenses, including but not limited to attorneys' fees and court costs, which may be incurred by Purchaser in connection with the collection of any or all of the Guaranteed Obligations from Guarantor or the enforcement of the Transaction Documents. (It is understood by all parties that Guarantors are only guaranteeing that they will not take any action or permit the Seller to take any action that is a breach of the Transaction Documents and is not making an absolute guaranty of repayment.)

GUARANTOR WAIVERS. In the event that Seller fails to deliver Receipts generated due to Guarantor's actions or malfeasance, or Guarantor otherwise fails to perform any obligation or covenant under the Transaction Documents, Purchaser may enforce its rights under this Guaranty or any of the other Transaction Documents without first seeking to obtain payment from the Seller, any other guarantor, or through the Security Agreement.

Purchaser does not have to notify Guarantor of any of the following events, and Guarantor will not be released from its obligations under this Guaranty, if it is not notified of: (i) Merchant's failure to deliver timely the Receipts due or to pay any amount owed under the Purchase Agreement; (ii) any material or adverse change in Merchant's financial condition or business operations; (iii) any sale or other disposition of any collateral securing the Guaranteed Obligations, including all collateral listed in the Security Agreement, or any other guarantee of the Guaranteed Obligations; (iv) Purchaser's acceptance of this Guaranty; (v) any renewal, extension or other modification of any of the Transaction Documents and/or Merchant's other obligations to Purchaser; and (vi) the Purchaser's pursuit and/or enforcement of any rights and remedies, available at law and in equity, relating to, and/or arising from, the Transaction Documents.

In addition, Purchaser may take any of the following actions without releasing Guarantor from any of its obligations under this Guaranty: (i) renew, extend or otherwise modify any of the Transaction Documents or Merchant's other obligations to Purchaser; (ii) release Seller from its obligations to Purchaser; (iii) sell, release, impair, waive or otherwise fail to realize upon, any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under this Guaranty; and (v) pursuit and/or enforcement of any rights and remedies, available at law and in equity, relating to, and/or arising from, the Transaction Documents. Until all of Merchant's obligations to Purchaser under any of the Transaction Documents are satisfied in full, Guarantor shall not seek reimbursement from Seller or any other guarantor for any amounts paid by Guarantor under any of the Transaction Documents.

Guarantor permanently waives and shall not seek to exercise the following rights that Guarantor may have against Merchant, any other guarantor or third party, any collateral, or any other real or personal property for any amounts paid by Guarantor, any other guarantor, or third party, or acts performed by Guarantor, any other guarantor, or third party, under the Transaction Documents including, without limitation: (i) subrogation; (ii) reimbursement; (iii) performance; (iv) indemnification; or (v) contribution. In the event that Purchaser must return any amount paid by Merchant, any guarantor, entity, or person with respect to the Guaranteed Obligations, including, without limitation, any Merchant, guarantor, entity or person becoming subject to a proceeding under the United States Bankruptcy Code

Kapitus-FPA-Guaranty 2021-09-07

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DocuSign Envelope ID: 49EACEF4-5F55-45DF-B3B3-EFD2DF278F71

Contract# 7010281

or any similar law, (whether arising under Federal or State law), and/or any other Insolvency Proceeding, legal proceeding or alternative dispute resolution proceeding, the Guaranteed Obligations under this Guaranty shall remain in full force and effect and Guarantor shall be obligated for any such amounts repaid as well as attorneys' fees, costs, and interest in connection with such proceeding.

GUARANTOR ACKNOWLEDGEMENT. Guarantor acknowledges that: (i) he/she understands the seriousness of the provisions of this Guaranty; (ii) he/she has had a full opportunity to consult with counsel of his/her choice; and (iii) he/she has consulted with counsel of his/her choice or has decided not to avail himself/herself of that opportunity.

JOINT AND SEVERAL LIABILITY. The obligations hereunder of the persons or entities constituting Guarantor under this Guaranty are joint and several.

CONSENT TO RECEIVE AUTODIALED AND PRERECORDED CALLS AND MESSAGES

PURCHASER, Kapitus Servicing and their subsidiaries and affiliates (collectively, "KAPITUS") may from time to time notify applicant(s) of various promotional offers and other marketing information, or contact Merchant(s) and Guarantor(s) in connection with the servicing of the Transaction Documents, or in connection with any default under the Transaction Documents. By signing this Guaranty, Guarantor(s) expressly consent and authorize KAPITUS to call, send text messages, and/or send other electronic messages (including prerecorded or artificial voice messages) using an automatic telephone dialing system to any telephone number provided by Merchant(s) or Guarantor(s) in the Transaction Documents, any and all applications or any administrative form or other means, including cellular phone numbers and landlines, regardless of their inclusion on any do not call list, for purposes of servicing, collections, marketing or promoting any product offered by KAPITUS. Guarantor(s) further expressly consent and authorize KAPITUS to record all calls with KAPITUS. Please note that you are not required to consent to be called for marketing or promotional purposes in order to qualify for financing or obtain any other products or services from KAPITUS. If you do not agree to be called for marketing or promotional purposes, please call (844) 547-9396 or email DNC@kapitus.com.

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE "PURCHASE AGREEMENT", "SALE TERMS AND CONDITIONS", AND THE "SECURITY AGREEMENT" (AS APPLICABLE) ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS GUARANTY. CAPITALIZED TERMS NOT DEFINED IN THIS GUARANTY SHALL HAVE THE MEANING SET FORTH "PURCHASE AGREEMENT", "SALE TERMS AND CONDITIONS", AND THE "SECURITY AGREEMENT," AS APPLICABLE.

GUARANTOR

By Henry Levinski ____ (Print Name)

DocuSigned by: Henry Levinski 0422A01C0183444... ____ (Signature)

GUARANTOR

By N/A ____ (Print Name)

____ (Signature)

GUARANTOR

By N/A ____ (Print Name)

____ (Signature)

Kapitus-FPA-Guaranty 2021-09-07

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1 AGREEMENT TO ARBITRATE PLEASE READ THIS AGREEMENT CAREFULLY . THIS AGREEMENT TO ARBITRATE (“AGREEMENT”) PROVIDES THAT DISPUTES BETWEEN STRATEGIC FUNDING SOURCE, INC . D/B/A KAPITUS AND ITS SUBSIDIARIES AND AFFILIATES, INCLUDING BUT NOT LIMITED TO KAPITUS LLC AND KAPITUS SERVICING, INC . (COLLECTIVELY, “KAPITUS”), ON ONE HAND, AND PHARMACOLOGY UNIVERSITY FW, LLC/ HENRY LEVINSKI/ DANTE PICAZO, D/B/A PHARMACOLOGY UNIVERSITY AND HENRY LEVINSKI, (COLLECTIVELY, “YOU” OR “MERCHANT”) (EACH A “PARTY” AND TOGETHER WITH KAPITUS, “THE PARTIES”) MAY BE RESOLVED BY BINDING ARBITRATION . ARBITRATION REPLACES THE RIGHT TO GO TO COURT, HAVE A JURY TRIAL OR INITIATE OR PARTICIPATE IN A CLASS ACTION . IN ARBITRATION, DISPUTES ARE RESOLVED BY AN ARBITRATOR, NOT A JUDGE OR JURY . ARBITRATION PROCEDURES ARE SIMPLER AND MORE LIMITED THAN IN COURT . THIS AGREEMENT IS GOVERNED BY THE FEDERAL ARBITRATION ACT (“FAA”), AND SHALL BE INTERPRETED IN THE BROADEST WAY THAT LAW WILL ALLOW . I. Covered Claims. a. You or Kapitus may arbitrate any claim, dispute or controversy between the Parties arising out of and/or related to : (i) this Agreement ; (ii) any other agreement between the Parties ; and/or (iii) the relationship between the Parties, whether or not related to a contract between them (“Claims”) . b. If arbitration is chosen by any Party in accordance with Section III below, no Party will have the right to litigate the Claims in court or to have a jury trial on the Claims. c. Except as stated below, all Claims are subject to arbitration, no matter what legal theory they are based on or what remedy (damages, or injunctive or declaratory relief) they seek, including Claims based on contract, tort (including intentional tort), fraud, agency, Merchant’s or Kapitus’s negligence, statutory or regulatory provisions, or any other sources of law ; Claims made as counterclaims, cross - claims, third - party claims, interpleaders or otherwise ; Claims made regarding past, present, or future conduct ; and Claims made independently or with other claims . This also includes Claims made by or against anyone connected with Kapitus or Merchant or claiming through Kapitus or Merchant, or by someone making a claim through Kapitus or Merchant, such as a co - applicant, authorized user, employee, agent, representative or an affiliated/parent/subsidiary company . Threshold issues of whether any claim is arbitrable also are subject to arbitration in accordance with this Agreement . II. Arbitration Limits. a. Claims brought as part of a class action, private attorney general or other representative action can be arbitrated only on an individual basis . The arbitrator has no authority to arbitrate any claim on a class or representative basis and may award relief only on an individual basis . If arbitration is chosen by any Party, neither Merchant nor Kapitus may pursue a Claim as part of a class action or other representative action . b. Claims of two or more persons may not be combined in the same arbitration . However, applicants, co - applicants, authorized users on a single account and/or related accounts, or corporate affiliates or entities under common ownership or control of a Party are deemed one person for purposes of this Agreement . DocuSign Envelope ID: 49EACEF4 - 5F55 - 45DF - B3B3 - EFD2DF278F71

2 III. How Arbitration Works. a. Arbitration shall be conducted by the American Arbitration Association (“AAA”) according to this arbitration provision and the applicable AAA Commercial Arbitration Rules in effect when the claim is filed (“AAA Rules”), except where those rules conflict with this arbitration provision . Merchant can obtain copies of the AAA Rules at the AAA’s website ( www . adr . org ) . Merchant or Kapitus may choose to have a hearing, appear at any hearing by phone or other electronic means, and/or be represented by counsel . Notwithstanding any terms to the contrary, any in - person hearing will be held in Arlington, Virginia . The arbitration shall be conducted and the award shall be rendered in English . b. Arbitration may be requested any time, even where there is a pending lawsuit, unless discovery has fully and finally concluded, and/or a final judgment entered . Neither Merchant nor Kapitus waives the right to arbitrate by filing or serving a complaint, answer, counterclaim, or motion in a lawsuit . To choose arbitration, a Party must file a motion to compel arbitration in a pending matter or commence arbitration by submitting the required AAA forms and requisite filing fees to the AAA . c. The arbitration shall be conducted by a single arbitrator agreed to by the Parties within twenty (20) days of receipt by respondent of the request for arbitration (unless an extended time period is agreed to by the Parties) . In the event the Parties are unable to agree upon the selection of the arbitrator, the arbitrator shall be selected in accordance with this arbitration provision and the AAA Rules for appointing an arbitrator from the AAA National Roster . The selected arbitrator may limit discovery . The arbitrator shall not apply any federal or state rules of civil procedure for discovery, but the arbitrator shall honor claims of privilege recognized at law and shall take reasonable steps to protect account information and other confidential information of any Party if requested to do so . Except as may be required by law, neither a Party nor the arbitrator may disclose the existence, content or results of any arbitration without the prior written consent of both parties, unless to protect or pursue a legal right . The arbitrator shall apply the substantive laws of the jurisdiction specified in any contract between the parties . If no jurisdiction is specified or if multiple jurisdictions are specified in various contracts among the Parties, the substantive laws of the Commonwealth of Virginia shall apply, without regard to any applicable principals of conflicts of law . d. The arbitrator shall make any award in writing and, if requested by Merchant or Kapitus, shall include a reasoned opinion for the award . An arbitration award shall decide the rights and obligations only of the parties named in the arbitration, and shall not have any bearing on any other person or dispute . e. The arbitrator shall have no authority to award punitive damages, consequential damages, or other damages not measured by the prevailing Party’s actual damages, except as required by statute or allowed under any agreement between the Parties . IV. Paying for Arbitration Fees. a. Arbitration fees will be allocated according to the applicable AAA Rules . All parties are responsible for their own attorney’s fees, expert fees and any other expenses unless the arbitrator awards such fees or expenses to Kapitus based on a contract between the parties or applicable law . b. The Parties agree that failure or refusal of a Party to pay its required share of the deposits for arbitrator compensation or administrative charges shall constitute a waiver by that Party to present evidence or cross - examine witnesses . In such event, the other Party shall be required to present evidence and legal argument as the arbitrator(s) may require for the making of an award . Such waiver shall not allow for a default judgment against the non - paying Party in the absence of evidence presented as provided for above . DocuSign Envelope ID: 49EACEF4 - 5F55 - 45DF - B3B3 - EFD2DF278F71

3 V. The Final Award. a. Any award rendered by the arbitrator shall be final, and binding on the Parties, and may be entered and enforced in any court having jurisdiction, and any court where a Party or its assets is located (to which jurisdiction the Parties consent for the purposes of enforcing such award) unless a Party appeals such award in writing to the AAA within 30 days of notice of the award pursuant to the AAA’s Optional Appellate Arbitration Rules . The arbitration appeal shall be determined by a panel of 3 arbitrators . The panel will consider all facts and legal issues anew based on the same evidence presented in the prior arbitration and will make decisions based on a majority vote . Arbitration fees for the arbitration appeal shall be allocated according to the applicable AAA Rules . An award by a panel on appeal is final . A final award is subject to judicial review as provided by applicable law . VI. Miscellaneous. a. Survival . This Agreement shall survive : (i) termination of the account or the relationship between Merchant and Kapitus ; (ii) repayment of any amounts owed by Merchant to Kapitus ; (iii) the termination of any other agreement between Merchant and Kapitus ; (iv), the filing of any petition or institution of any proceeding by or against any Party under any provisions of the Bankruptcy Reform Act, Title 11 of the United States Code, or any other similar law relating to bankruptcy, insolvency or other relief for debtors, or general affecting creditor’s rights or seeking the appointment of a receiver, trustee, custodian, administrator or liquidator of or for any Party’s assets ; (v) any sale, transfer and/or assignment of Merchant’s account with Kapitus, or amounts owed on Merchant’s account, to another person or entity ; (vi) the closure, suspension, dissolution or termination of Merchant’s business ; and (vi) the sale, transfer, and/or assignment of Merchant’s business, any interest therein that constitutes a change of control in such business, and/or substantially all of Merchant’s assets . b. Severability. If any part of this Agreement is deemed invalid or unenforceable, the other terms shall remain in force, except that there can be no arbitration and/or litigation of a class or representative Claim. c. Entire Agreement, Amendment, Successors, and Assigns. This Agreement contains the entire understanding among the Parties concerning the subject matter hereof . No representation, promise, statement of intention has been made by any Party concerning the subject matter hereof that is not embodied in this Agreement, and no Party shall be bound by, or liable for, any such alleged representation, promise or statement of intention not set forth herein . This Agreement may not be amended, modified, severed or waived, except through a written agreement between Merchant and Kapitus . All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, executors, trustees, administrators, representatives, receivers, liquidators, successors, transferees, and assigns of the Parties . This Agreement shall not be assignable or otherwise transferrable by Merchant without Kapitus’s prior written consent to be exercised solely in Kapitus’s discretion . Kapitus may assign or otherwise transfer this Agreement . d. Counterparts ; Electronic Signatures . This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which together shall constitute one instrument . Electronically transmitted PDFs, facsimile copies of signatures, or electronically transmitted copies of signatures complying with the US Federal ESIGN Act of 2000 (e . g . www . docusign . com) shall be treated as original signatures for all purposes . e. Authorization . Merchant, and the person(s) signing this Agreement on behalf of Merchant, have full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized . DocuSign Envelope ID: 49EACEF4 - 5F55 - 45DF - B3B3 - EFD2DF278F71

f. Waiver . No failure on the part of Kapitus to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right . The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity . g. Further Assurances . Each Party agrees to take all reasonable steps necessary to effectuate the terms of this Agreement . The Parties agree that they will take all actions, execute, and deliver any and all documents reasonably necessary to carry out the intent and purpose of this Agreement, including, without limitation any documents and fees necessary for the commencement and conduct of arbitration as set forth herein . h. No Interpretation of Captions or Headings . The captions and headings within this Agreement are for ease of reference only and are not intended to create any substantive meaning or to modify the terms and clauses either following them or contained in any other provision of this Agreement i. Notices . All notices, requests, consent, demands and other communications hereunder shall be delivered by certified mail, return receipt requested, to Kapitus at 2500 Wilson Boulevard, Suite, 350 , Arlington, VA 22201 , and to Merchant and/or Guarantor at the address(es) provided by Merchant or Guarantor to Kapitus and as reflected in Kapitus’s system of record, and shall become effective only upon receipt . In addition, all notices, requests, consent, demands and other communications must be emailed to generalcounsel@kapitus.com and hlevinski@pharmacologyuniversity.com, dpicazo@msn.com. MERCHANT By Henry Levinski, Owner (Print Name and Title) KAPITUS By (Company Officer or Designee) GUARANTOR By Henry Levinski (Print Name) GUARANTOR By N/A (Print Name) GUARANTOR By N/A (Print Name) (Signature) (Signature) (Signature) (Signature) (Signature) DocuSign Envelope ID: 49EACEF4 - 5F55 - 45DF - B3B3 - EFD2DF278F71 4